UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 25, 2018 (June 25, 2018)

i3 Verticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38532	82-4052852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Burton Hills Blvd., Suite 415 Nashville, TN	37215
(Address of principal executive offices)	(Zip Code)
(615) 465-4487
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Initial Public Offering
On June 25, 2018, i3 Verticals, Inc. (the “Company”) closed its initial public offering (“IPO”) of 7,647,500 shares of the Company’s Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), including the underwriters exercising their overallotment option in full, at an offering price of $13.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-225214), as amended (the “Registration Statement”). In connection therewith and effective upon the closing of the IPO, the Company entered into the following agreements:

•
a Tax Receivable Agreement, dated June 25, 2018, by and among the Company, i3 Verticals, LLC, a Delaware limited liability company and subsidiary of the Company (“i3 Verticals, LLC”), and each of the Continuing Equity Owners (as defined in the Registration Statement);

•	a Registration Rights Agreement, dated June 25, 2018, by and among the Company and certain Continuing Equity Owners; and

•	the Limited Liability Company Agreement of i3 Verticals, LLC, dated June 25, 2018, by and among i3 Verticals, LLC and its Members (as defined therein).
The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein. The foregoing summaries are subject to, and qualified in their entirety by, the full text of each of the Tax Receivable Agreement and the Registration Rights Agreement, which were previously filed as Exhibits 10.2 and 10.3 to the Registration Statement and are incorporated herein by reference, and the Limited Liability Company Agreement, which is filed herewith as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.
In connection with and effective upon the closing of the IPO, on June 25, 2018, the Company entered into that certain Plan Administration Agreement (the “Plan Administration Agreement”) with i3 Verticals, LLC. The Plan Administration Agreement provides that the Company will administer i3 Verticals, LLC’s Amended and Restated Equity Incentive Plan, as amended from time to time, including all awards issued and outstanding thereunder. The foregoing summary is subject to, and qualified in its entirety by, the full text of the Plan Administration Agreement, which is filed herewith as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.
First Amendment to Credit Agreement and Joinder Agreement
On June 19, 2018, the Company entered into that certain First Amendment to Credit Agreement and Joinder Agreement (the “Credit Agreement Amendment”), together with i3 Verticals, LLC, the Guarantors party thereto, the Lenders party thereto, and Bank of America, N.A. The Credit Agreement Amendment amends i3 Verticals, LLC’s Credit Agreement, dated October 30, 2017 (the “Credit Agreement”). The Credit Agreement Amendment joined the Company as a guarantor under the Credit Agreement and made various conforming changes to the Credit Agreement to reflect that, following the IPO, the Company became the parent company of i3 Verticals, LLC. The foregoing summary is subject to, and qualified in its entirety by, the full text of the Credit Agreement Amendment, which is filed herewith as Exhibit 10.5, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.
In connection with the reorganization transactions described in the Registration Statement and immediately prior to the consummation of the IPO, the Company issued to the existing holders of i3 Verticals, LLC’s existing Class A units, common units (including common units issued upon the exercise of existing warrants held by existing warrant holders of i3 Verticals, LLC) and Class P units an aggregate 824,861 shares of Class A Common Stock and an aggregate 17,597,222 shares of Class B common stock, $0.0001 par value per share, of the Company (the “Class B Common Stock”). Also in connection with the reorganization transactions described in the Registration Statement, the Company issued 619,542 shares of Class A Common Stock pursuant to a voluntary private conversion of certain subordinated notes by certain related and unrelated creditors of i3 Verticals, LLC, wherein certain eligible holders of Junior Subordinated Notes elected to convert approximately $8.1 million in aggregate indebtedness into Class A Common Stock. The issuances of the Class A Common Stock and the Class B Common Stock described in this Item 3.02 were made in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering. No underwriters were involved in the issuance and sale of the shares of Class A Common Stock or Class B Common Stock described in this Item 3.02.

Item 3.03.	Material Modifications to Rights of Security Holders.
The information set forth in Item 5.03 is incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.
On June 25, 2018, the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), and Amended and Restated Bylaws (the “Bylaws”), became effective. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The descriptions of the Certificate of Incorporation and Bylaws are substantially the same as the descriptions set forth in the Registration Statement, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1*	Amended and Restated Certificate of Incorporation of i3 Verticals, Inc.
3.2*	Amended and Restated Bylaws of i3 Verticals, Inc.
10.1	Form of Tax Receivable Agreement (previously filed as Exhibit 10.2 to the Registration Statement on Form S-1 (Registration No. 333-225214), filed on May 25, 2018 and incorporated herein by reference).
10.2
Form of Registration Rights Agreement (previously filed as Exhibit 10.3 to the Registration Statement on Form S-1 (Registration No. 333-225214), filed on May 25, 2018 and incorporated herein by reference).

10.3*	Limited Liability Company Agreement of i3 Verticals, LLC
10.4*†	Plan Administration Agreement, dated June 25, 2018, by and between i3 Verticals, Inc. and i3 Verticals, LLC
10.5*
First Amendment to Credit Agreement and Joinder Agreement, dated June 19, 2018, by and among i3 Verticals, LLC, i3 Verticals, Inc., the Guarantors party thereto, the Lenders party thereto, and Bank of America, N.A.

________________
* Filed herewith.
† Indicates a management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 25, 2018

i3 VERTICALS, INC.

By:	/s/ Clay Whitson
Name:	Clay Whitson
Title:	Chief Financial Officer